$25,000,000

                          ENERGY INCOME AND GROWTH FUND

                      SERIES B ENERGY NOTES, DUE    , 2046

                             UNDERWRITING AGREEMENT

                                                               March  [ ], 2006

A.G. Edwards & Sons, Inc.
[ ]

         As Representatives of the Several Underwriters
             c/o      A.G. Edwards & Sons, Inc.
                      One North Jefferson Avenue
                      St. Louis, Missouri 63103

Dear Sir or Madam:

         The undersigned, Energy Income and Growth Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Adviser"), and Fiduciary Asset Management, LLC, a Missouri limited liability company (the "Sub-Adviser") address you as Underwriters and as the Representatives (the "Representatives") of each of the other persons, firms and corporations, if any, listed in Schedule I hereto (herein collectively called "Underwriters"). The Fund proposes to issue and sell $25,000,000 aggregate principal amount of Series B Energy Notes (the "Energy Notes") to the several Underwriters. The Energy Notes will be issued pursuant to the provisions of an indenture (the "Original Indenture") dated January 15, 2005, between the Fund and Deutsche Bank National Trust Company, as trustee (the "Trustee"), a supplemental indenture between the Fund and the Trustee, dated as of January 28, 2005, (the "First Supplemental Indenture") and a supplemental indenture between the Fund and the Trustee to be dated March [ ], 2006 (the "Second Supplemental

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Indenture," and together with the First Supplemental Indenture and the Original
Indenture, the "Indenture").

         The Fund, the Adviser and the Sub-Adviser wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the purchase of the Energy Notes by the Underwriters.

         The Fund has entered into an investment management agreement with the Adviser dated June 24, 2004 (the "Advisory Agreement"), a Custodian Services Agreement with PFPC Trust Company ("Custodian") dated May 25, 2004 (the "Custodian Contract"), a Transfer Agency Agreement with PFPC Inc. dated May 25, 2004 (the "Transfer Agency Agreement"), an Administration and Accounting Services Agreement with PFPC Inc. dated May 25, 2004 (the "Administration Agreement"), an Auction Agency Agreement, including the form of Broker-Dealer Agreement, with Deutsche Bank Trust Company Americas dated January 27, 2005 (the "Auction Agreement"). Collectively, the Advisory Agreement, the Custodian Contract, the Transfer Agency Agreement, the Administration Agreement and the Auction Agreement are herein referred to as the "Fund Agreements." The Adviser has entered into the Advisory Agreement, a Sub-Advisory Agreement with the Sub-Adviser dated June 24, 2004, and a Corporate Finance Services and Consulting Agreement with A.G. Edwards & Sons, Inc. dated June 29, 2004 (the "Corporate Finance Services and Consulting Agreement")(collectively, the "Adviser Agreements"). The Sub-Adviser has entered into the Sub-Advisory Agreement and this Agreement (collectively, the "Sub-Adviser Agreements"). This Underwriting Agreement is herein referred to as the "Agreement."

   1. Registration Statement and Prospectus. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the

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        "1940 Act"), the Trust Indenture Act of 1939, as amended (the "Trust
        Indenture Act") and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Rules and Regulations", the Trust Indenture Act (the "1939 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations," and together with the 1933 Act Rules and Regulations and the 1939 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File No. 333-131771 under the 1933 Act) (the "registration statement"), including a prospectus and statement of additional information relating to the Energy Notes, and a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (File No. 811-21549 under the 1940 Act, the "1940 Act Notification"), and may pursuant to the Rules and Regulations prepare and file an additional registration statement relating to a portion of the Energy Notes pursuant to Rule 462(b) of the 1933 Act Rules and Regulations (a "Rule 462 registration statement"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented thereto, prior to the execution of this Agreement and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Energy Notes may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Fund has filed a Rule 462 registration statement, then the reference herein to the term "Registration Statement" shall include such Rule 462 registration statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or, if the prospectus and statement of

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        additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497(h) under the 1933 Act Rules and Regulations, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission and as such prospectus and statement of additional information shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus (including any other statement of additional information) relating to the Fund other than the Prospectus. The terms "Registration Statement," "Prospectus" and "Prepricing Prospectus" shall also include any financial statements and other information included or incorporated by reference therein.

                  The Fund has furnished the Representatives with copies of such Registration Statement, each amendment to such Registration Statement filed with the Commission and each Prepricing Prospectus.

   2. Agreements to Sell and Purchase. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund, the Adviser and the Sub-Adviser herein contained and subject to all of the other terms and conditions set forth herein,

Page 4

        each Underwriter agrees, severally and not jointly, to purchase from the Fund at a purchase price of $[ ] per Energy Note (the "Price per Note"), the amount of Energy Notes set forth opposite the name of such Underwriter in Schedule I hereto.

   3. Terms of Public Offering. The Fund and the Adviser have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Energy Notes as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Energy Notes upon the terms set forth in the Prospectus.

   4.   Delivery of Energy Notes and Payments Therefor.

       (a) Delivery to the Underwriters of and payment to the Fund for the Energy Notes and compensation of the Underwriters with respect thereto shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois at [ ] central time on March [ ], 2006 (the "Closing Date"). The place of closing for the Energy Notes and the Closing Date may be varied by agreement between A.G. Edwards & Sons, Inc., as managing representative (the "Managing Representative") of the Representatives, and the Fund.

       (b) The Energy Notes shall be issued in definitive registered form and shall be registered in such names and in such denominations as the Underwriters shall request prior to 1:00 P.M., New York City time (or such other time as the parties agree), on the first business day preceding the Closing Date.

   5. Agreements of the Fund, the Adviser and the Sub-Adviser. The Fund, the Adviser, and (with respect to subsections (b), (k), (n), (o) and (p)

Page 5

        below only, and only as they relate to the Sub-Adviser) the Sub-Adviser, jointly and severally, agree with the several Underwriters as follows:

       (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Energy Notes may commence, the Fund will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Energy Notes or the date the Prospectus is first used after the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus or certification pursuant to Rule 497(c) or (j), as the case may be, of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Energy Notes after the effective date of the Registration Statement. The Fund will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective, (ii) when the Prospectus has been timely filed pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and

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             Regulations or (iii) when the certification permitted pursuant to
             Rule 497(j) of the 1933 Act Rules and Regulations has been timely filed, whichever is applicable.

       (b) The Fund, and, in the case of (iii)(B) and (iv) below (with respect to communications received by or developments relating to the Adviser or the Sub-Adviser, respectively) the Adviser or the Sub-Adviser, will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act of the suspension of qualification of the Energy Notes for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for any such purposes, (iii) of receipt by (A) the Fund or attorney of the Fund referenced on the facing page of the Registration Statement of any other material communication from the Commission, or (B) the Fund, the Adviser or the Sub-Adviser or attorney of the Fund or the general counsel of the Adviser or the Sub-Adviser of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating, in the case of either clause (A) or (B), to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material, adverse change in the condition (financial or other), general affairs, business, prospects, properties, net assets or results of operations of the Fund or any event which should reasonably be expected to have a material adverse effect on the ability of the Adviser or the Sub-Adviser to perform its obligations under this Agreement or any of the Adviser Agreements or the Sub-Adviser Agreements, respectively (other than as a result of changes in market conditions generally), or of the happening of any event which makes any statement of a material fact made in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus or any sales material, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Energy Notes for offering or sale in any jurisdiction, the Fund and the Adviser will use their best efforts to obtain the withdrawal of such order at the earliest possible time. If at any time the NASD, any national securities exchange, any state securities commission, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Energy Notes for offering or sale in any jurisdiction, the Fund and the Adviser will use their respective best efforts to obtain the withdrawal of such order at the earliest possible time. In the case of any event set forth in the preceding two sentences, the Sub-Adviser shall, at the request of the Fund or the Adviser, cooperate with the Fund and the Adviser, as the case may be, in connection with reasonable requests made by either of them to effectuate the purposes of such sentences provided that the Fund or the Advisor shall reimburse any reasonable out-of-pocket expenses incurred by the Sub-Adviser.

       (c) The Fund will furnish to you, without charge, three signed copies of the registration statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, with or without exhibits, as you may reasonably request.

       (d) The Fund will not (i) file any amendment to the registration statement or the Registration Statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) of which you shall not previously have been advised or to which you shall reasonably object within a reasonable time after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the 1933 Act, the Trust Indenture Act, the 1940 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

       (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of any Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Energy Notes are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

       (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time, for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Energy Notes by any Underwriter or dealer, the Fund will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Fund consents to the use of the Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Energy Notes are offered by the several Underwriters and by all dealers to whom Energy Notes may be sold, both in connection with the offering or sale of the Energy Notes and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Energy Notes by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the Trust Indenture Act, the 1940 Act, the Rules and Regulations or any other law, rule or regulation, the Fund will forthwith notify you of such event, prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate amendment or supplement thereto and will expeditiously furnish to the Underwriters and dealers, without charge, such number of copies thereof as they may reasonably request. In the event that the

             Registration Statement or the Prospectus is to be amended or supplemented, the Fund, if reasonably requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

       (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Energy Notes for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which subjects it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now subject.

       (h) As soon as practicable, but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the effective date of the Registration Statement falls, the Fund will make generally available to its security holders an earnings statement, which need not be audited, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

       (i) The Fund will comply with the undertaking set forth in paragraph 6 of Item 33 of Part C of the Registration Statement.

       (j) During the period of three years hereafter, the Fund will furnish or will have furnished to you (i) as soon as available, a copy of each report of the Fund mailed to shareholders or filed with the Commission or furnished to the AMEX (except as may be publicly available on the Commission's internet website) and (ii) from time to time such other information concerning the Fund as you may reasonably request.

       (k) If this Agreement shall terminate or be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 11 hereof or by notice given by you terminating this Agreement pursuant to Section 12 hereof) or if this Agreement shall be terminated by the Underwriters because of
             (i) any failure or refusal on the part of the Fund, the Adviser or the Sub-Adviser to comply with any term or fulfill any of the conditions of this Agreement required to be complied with or fulfilled by them or (ii) the non-occurrence of any other condition set forth in this Agreement required to occur in connection with the sale by the Fund of the Energy Notes, the Fund, the Adviser and the Sub-Adviser, jointly and severally, agree to reimburse the Representatives for all out-of-pocket expenses not to exceed the amounts set forth in Section 13 of this Agreement (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

       (l) The Fund will direct the investment of the net proceeds of the offering of the Energy Notes (i) in accordance with the description set forth in the Prospectus; (ii) in such a manner as to comply with the investment objective, policies and restrictions of the Fund as described in the Prospectus; and (iii) in a manner consistent with the Indenture and the Rating Agency Guidelines, established by each of Moody's Investor Services, Inc. ("Moody's") and Fitch Ratings ("Fitch") in connection with its rating of the

             Shares, to maintain its rating of the Shares of "Aaa" by Moody's and "AAA" by Fitch.

       (m) The Fund will file the requisite copies of the Prospectus with the Commission in a timely fashion pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will file in a timely fashion the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise you of the time and manner of such filing.

       (n) Except as provided in this Agreement or pursuant to any dividend reinvestment plan of the Fund, none of the Fund, the Adviser, the Sub-Adviser or their respective officers, trustees or directors will sell, contract to sell or otherwise dispose of any senior securities (as defined in the 1940 Act) of the Fund or any securities convertible into or exercisable or exchangeable for senior securities of the Fund or grant any options or warrants to purchase senior securities of the Fund for a period of 180 days after the date of the Prospectus, without the prior written consent of the Representatives (it being understood that the Sub-Adviser shall have no obligation or liability under this subsection with respect to the acts or omissions of the Fund and the Adviser, and their respective officers, trustees or directors).

       (o) Except as stated in this Agreement and in the Prospectus, none of the Fund, the Adviser or the Sub-Adviser will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Energy Notes (it being understood that the Sub-Adviser shall have no obligation or liability under this subsection with respect to the acts or omissions of the Fund and the Adviser).

       (p) In the event that the Fund becomes eligible to qualify as a "regulated investment company" for federal income tax purposes and makes such an election, the Fund will direct the investment of the proceeds of the offering of the Energy Notes so as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company under the Code.

   6. Representations and Warranties of the Fund, the Adviser and the Sub-Adviser. The Fund, the Adviser, and (with respect to subsections (b) and (w) below only) the Sub-Adviser jointly and severally, represent and warrant to each Underwriter that:

       (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations complied when so filed in all material respects with the provisions of the 1933 Act, the Trust Indenture Act, the 1940 Act and the Rules and Regulations and the Commission has not issued any order preventing or suspending the use of the Prepricing Prospectus.

       (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission complied or will comply in all material respects with the provisions of the 1933 Act, the Trust Indenture Act, the 1940 Act and the Rules and Regulations, and each of the Registration Statement and the Prospectus (or any supplement or amendment to either of them) did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement and the Prospectus (and any amendment or supplement to either of them) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you expressly for use therein.

       (c) All the outstanding shares of capital stock of the Fund have been duly authorized and validly issued, are fully paid and (except as described in the Prospectus under "Certain Provisions in the Declaration of Trust") nonassessable and are free of any preemptive or similar rights. No other shares of capital stock are issued or outstanding and the capitalization of the Fund conforms in all respects to the description thereof in the Registration Statement and the Prospectus (or any amendment or supplement to either of them). The Energy Notes have been duly authorized and, when issued, authenticated and delivered against payment therefor in accordance with this Agreement and the Indenture, will constitute valid and binding obligations of the Fund; and the Energy Notes will conform in all respects to the description thereof in the Registration Statement and the Prospectus (or any amendment or supplement to either of them).

       (d) The Fund has been duly formed and is validly existing in good standing as a business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify, either alone or in the aggregate, does not have or would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, properties, business prospects, net assets or results of operations, whether or not occurring in the ordinary course of business (a "Material Adverse Effect") of the Fund. The Fund has no subsidiaries.

       (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened against the Fund or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

       (f) The Fund is not in violation of its Declaration of Trust ("Declaration of Trust"), bylaws or other organizational documents or any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any other agency or any body or official having jurisdiction over the Fund or in breach or default in the performance of any of the Fund Agreements, the Indenture or any other obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except for such violation or such breach or default that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Fund.

       (g) Neither the issuance and sale of the Energy Notes, the execution, delivery or performance of this Agreement, the Indenture or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory, body, administrative agency or other governmental body, agency or official having jurisdiction over the Fund (except compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and except for compliance with the filing requirements of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of the Declaration of Trust, bylaws, or other organizational documents of the Fund or (ii) (A) conflicts or will conflict with or constitutes or will constitute a breach of or a default under any of the Fund Agreements, the Indenture or any other agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or (B) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon (collectively, a "lien") any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, except for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Fund. As of the date hereof, the Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

       (h) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business as described in the Prospectus (and any amendment or supplement thereto) and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its common stock.

       (i) The accountants, Deloitte & Touche LLP, who have audited the financial statements included in, and whose report appears in, the

             Registration Statement and the Prospectus (and any amendment or supplement to either of them), are an independent public accounting firm as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

       (j) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) present fairly the financial position of the Fund on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement or the Prospectus (or any amendment or supplement thereto) are accurately derived from such financial statements and the books and records of the Fund.

       (k) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act, the Trust Indenture Act and the Rules and Regulations to make the public offering and consummate the sale of the Energy Notes as contemplated by this Agreement.

       (l) The execution and delivery of and the performance by the Fund of its obligations under this Agreement, the Indenture and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement, the Indenture and each of the Fund Agreements have been duly executed and delivered by the Fund and each constitutes the valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

       (m) Except as disclosed in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), the Fund has not incurred any material liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, and there has not been any change in the capital stock or any change or any development involving or which should reasonably be expected to involve a Material Adverse Effect on the Fund or its capitalization, or the incurrence of any debt by, the Fund.

       (n)   The Fund has not distributed and, prior to the later to occur of
             (i) the Closing Date and (ii) completion of the distribution of the Energy Notes, will not distribute to the public any offering material in connection with the offering and sale of the Energy Notes other than the Registration Statement, the Prepricing Prospectus included in Pre-Effective Amendment No. [ ] to the registration statement, the Prospectus and the investor sales material (as hereinafter defined) filed with the NASD.

       (o) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

       (p) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with the Board of Trustees' general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act and the 1940 Act Rules and Regulations and in the event that the Fund is eligible to elect to qualify as a "regulated investment company" for federal income tax purposes and makes such an election, the Code, and regulations thereunder; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value and fee accruals, to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with the Board of Trustees' general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

       (q) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license or sub-license.

       (r) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in or which will constitute stabilization or manipulation of the price of the Energy Notes in violation of federal securities laws and no such action has been, or will be, taken by any affiliates of the Fund.

       (s) The Fund is duly registered under the 1940 Act and the Rules and Regulations as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and at all times through the date hereof the 1940 Act Notification conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations; no order of suspension or revocation of such registration under the 1940 Act and the Rules and Regulations has been issued or proceedings therefor initiated or threatened by the Commission. The provisions of the Declaration of Trust, the Indenture and the investment policies and restrictions described in each of the Registration Statement and the Prospectus, comply in all material respects with the requirements of the 1940 Act and the Rules and Regulations.

       (t) All advertising, sales literature or other promotional material (including "prospecting letters" and "prospectus wrappers"

             (collectively, "investor sales material") and "broker kits," "road show slides," "road show scripts," "broker post-cards" and "broker reference cards" (collectively, "broker sales material") authorized in writing by or prepared by the Fund or the Adviser for use in connection with the offering and sale of the Energy Notes (investor sales material and broker sales material are collectively referred to as "sales material" which term, for purposes of this Agreement, shall not include information included in the investor sales material or the broker sales material that relates to market indices or other market information and is specifically designated as being prepared by the Managing Representative) complied and will comply in all material respects with the applicable requirements of the 1933 Act, the 1933 Act Rules and Regulations and, if required to be filed with the NASD under the NASD's conduct rules, were so filed and complied and will comply in all material respects with the applicable rules and interpretations of the NASD and no such sales material, when read together with the Prospectus, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

       (u) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Rules and Regulations, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations") and the Indenture complies in all material respects with the applicable provisions of the Trust Indenture Act.

       (v) No holder of any security of the Fund has any right to require registration of any Energy Notes, capital stock or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

       (w) In the event that the Fund, the Adviser or the Sub-Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Fund, the Adviser or the Sub-Adviser, as applicable, will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof (it being understood that the Sub-Adviser makes no representation under this subsection with respect to the acts or omissions of the Fund and the Adviser).

       (x) The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus or the Prospectus.

       (y) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.

   7. Representations and Warranties of the Adviser. The Adviser represents and warrants to each Underwriter as follows:

       (a) The Adviser is a limited partnership duly organized and validly existing in good standing under the laws of the State of Illinois, with full power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement and the Prospectus (or any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify would not have a material adverse effect on the condition (financial or other), general affairs, business, properties, net assets or results of operations of the Adviser or the Fund.

       (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Advisory Agreement for the Fund as contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them). There does not exist any proceeding which could have a Material Adverse Effect on the registration of the Adviser with the Commission.

       (c) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that could result in any Material Adverse Effect on the Adviser or that may have a material, adverse effect on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements.

       (d) Neither the execution, delivery or performance of this Agreement or the Advisory Agreement by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (i) requires the Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Adviser or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the partnership agreement or bylaws or other organizational documents of the Adviser or (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Adviser is a party or by which the Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, except in any case under clause (ii) for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Adviser or on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements. The Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official.

       (e) The Adviser has full power and authority to enter into this Agreement and each of the Adviser Agreements; the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and each of the Adviser Agreements have been duly and validly authorized by the Adviser; and this Agreement and each of the Adviser Agreements have been duly executed and delivered by the Adviser and constitute the valid and legally binding agreements of the Adviser, enforceable against the Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

       (f) The Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) or under this Agreement and each of the Adviser Agreements.

       (g) The description of the Adviser and its business, and the statements attributable to the Adviser, in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

       (h) Since the date as of which information is given in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of the Adviser, whether or not arising from the ordinary course of business, and (ii) there have been no transactions entered into by the Adviser which are material to the Adviser other than those in the ordinary course of its business as described in the Prospectus.

       (i) The Adviser has such permits as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); and the Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the Adviser under any such permit.

       (j) None of this Agreement nor any of the Adviser Agreements violate any applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

       (k) Except as stated in this Agreement, the Registration Statement or the Prospectus (or in any amendment or supplement to any of the foregoing), the Adviser has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Energy Notes or of any securities issued by the Fund to facilitate the sale or resale of the Energy Notes, in each case, in violation of federal securities laws and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

   8. Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to each Underwriter as follows:

       (a) The Sub-Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of Missouri, with full limited liability company power and authority to conduct its business as described in each of the Registration Statement and the Prospectus (or any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify would not have a material adverse effect on the condition (financial or other), general affairs, business, properties, net assets or results of operations of the Sub-Adviser or the Fund.

       (b) The Sub-Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Sub-Advisory Agreement for the Fund as contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them). There does not exist any proceeding which could have a Material Adverse Effect on the registration of the Sub-Adviser with the Commission.

       (c) There are no legal or governmental proceedings pending or, to the knowledge of the Sub-Adviser, threatened against the Sub-Adviser that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that could result in any Material Adverse Effect on the Sub-Adviser or that may have a material, adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement.

       (d) Neither the execution, delivery or performance of this Agreement or the Sub-Advisory Agreement by the Sub-Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby
             (i) requires the Sub-Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Sub-Adviser or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the limited liability company agreement or bylaws of the Sub-Adviser or (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Sub-Adviser is a party or by which the Sub-Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Sub-Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Sub-Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the

             Sub-Adviser is subject, except in any case under clause (ii) for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Sub-Adviser or on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement. The Sub-Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official.

       (e) The Sub-Adviser has full power and authority to enter into this Agreement and the Sub-Advisory Agreement; the execution and delivery of, and the performance by the Sub-Adviser of its obligations under, this Agreement and the Sub-Advisory Agreement have been duly and validly authorized by the Sub-Adviser; and this Agreement and the Sub-Advisory Agreement have been duly executed and delivered by the Sub-Adviser and constitute the valid and legally binding agreements of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Sub-Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

       (f) The Sub-Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the

             Registration Statement and the Prospectus (or any amendment or supplement to either of them) or under this Agreement and the Sub-Advisory Agreement.

       (g) The description of the Sub-Adviser and its business, and the statements attributable to the Adviser, in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Trust Indenture Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

       (h) Since the date as of which information is given in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of the Sub-Adviser, whether or not arising from the ordinary course of business, and (ii) there have been no transactions entered into by the Sub-Adviser which are material to the Sub-Adviser other than those in the ordinary course of its business as described in the Prospectus.

       (i) The Sub-Adviser has such permits as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); and the Sub-Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the Adviser under any such permit.

       (j) None of this Agreement nor the Sub-Advisory Agreement violates any applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

       (k) Except as stated in this Agreement, the Registration Statement or the Prospectus (or in any amendment or supplement to any of the foregoing), the Sub-Adviser has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Energy Notes or of any securities issued by the Fund to facilitate the sale or resale of the Energy Notes, in each case, in violation of federal securities laws and the Sub-Adviser is not aware of any such action taken or to be taken by any affiliates of the Sub-Adviser.

   9.   Indemnification and Contribution.

       (a) The Fund, the Adviser and the Sub-Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing

             Prospectus, any sales material (as defined in Section 6(t) of this Agreement) (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriters furnished in writing to the Fund by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the foregoing indemnification contained in this paragraph (a) with respect to the Prepricing Prospectus contained in Pre-Effective Amendment No. [ ] to the Registration Statement shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Energy Notes by such Underwriter to any person if it is shown that a copy of the Prospectus (which term as used in this proviso shall not include any statement of additional information) was not delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit proper delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Fund, the Adviser or the Sub-Adviser may otherwise have.

       (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund, the Adviser, or the Sub-Adviser, such Underwriter or such controlling person shall promptly notify in writing the Fund, the Adviser, or the Sub-Adviser and the Fund, the Adviser or the Sub-Adviser shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless (i) the Fund, the Adviser or the Sub-Adviser have agreed in writing to pay such fees and expenses, (ii) the Fund, the Adviser or the Sub-Adviser have failed within a reasonable time to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund, the Adviser or the Sub-Adviser and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund, the Adviser or the Sub-Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund, the Adviser and the Sub-Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund, the Adviser and the Sub-Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Representatives and that, subject to the requirements of 1940 Act Release No. 11330, all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund, the Adviser and the Sub-Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Fund, the Adviser or the Sub-Adviser, but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund, the Adviser and the Sub-Adviser agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph and any such controlling person from and against any loss, liability, damage or expense by reason by such settlement or judgment.

       (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund, the Adviser and the Sub-Adviser, their trustees, directors, partners, members or managers, any officers of the Fund who sign the Registration Statement and any person who controls the Fund, the Adviser or the Sub-Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund, the Adviser and the Sub-Adviser to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or the Prepricing Prospectus contained in Pre-Effective Amendment No. [ ] to the Registration Statement. If any action, suit or proceeding shall be brought against the Fund, the Adviser or the Sub-Adviser, any of their trustees, directors, partners, members or managers, any such officer or any such controlling person, based on the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to each of the Fund, the Adviser and the Sub-Adviser by paragraph (b) above (except that if the Fund, the Adviser or the Sub-Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense) and the Fund, the Adviser and the Sub-Adviser, their trustees, directors, partners, managers or members, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

       (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other from the offering of the Energy Notes or
             (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion that the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriters, in each case, as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       (e) The Fund, the Adviser, the Sub-Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Energy Notes underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective amount of Energy Notes set forth opposite their names in
             Schedule I (or such amount of Energy Notes increased as set forth in Section 11 hereof) and not joint.

       (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

       (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall, subject to the requirements of Release No. 11330, be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of each of the Fund, the Adviser and the Sub-Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Adviser, the Sub-Adviser or their trustees, directors, partners, managers, members, officers or any person controlling the Fund, the Adviser or the Sub-Adviser, (ii) acceptance of any Energy Notes and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Adviser or the Sub-Adviser or their trustees, directors, partners, managers, members, officers or any person controlling the Fund, the Adviser or the Sub-Adviser shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

       (h) The Fund, the Adviser and the Sub-Adviser each acknowledge that the statements with respect to (1) the public offering price of the Energy Notes as set forth on the cover page of the Prospectus and
             (2) as set forth under the caption "Underwriting" in the Prospectus

             (i) the names of the Underwriters, (ii) the amount of Energy Notes set forth opposite the name of each Underwriter, (iii) the amount of the selling concessions and reallowances of selling concessions set forth in the first sentence of the fourth paragraph, (iv) the penultimate paragraph and (v) the final paragraph constitute the only information furnished in writing to the Fund by the Underwriters expressly for use in such document. The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

   10. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Energy Notes hereunder are subject to the accuracy of and compliance with the representations, warranties and agreements of and by each of the Fund, the Adviser and the Sub-Adviser contained herein on and as of the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto) and the Closing Date; to the accuracy and completeness of all statements made by the Fund, the Adviser, the Sub-Adviser or any of their respective officers in any certificate delivered to the Representatives or their counsel pursuant to this Agreement; and to the following conditions:

       (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Energy Notes may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof or at such later date and time as shall be consented to in writing by you and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made;

             no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Fund, the Adviser or any Underwriter, threatened by the Commission and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

       (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or otherwise), business, properties, business prospects, net assets or results of operations, whether or not occurring in the ordinary course of business, of the Fund, the Adviser or the Sub-Adviser not contemplated by the Prospectus which, in your opinion, would materially adversely affect the market for the Energy Notes, or
             (ii) any event or development relating to or involving the Fund, the Adviser, the Sub-Adviser or any officer, trustee, director, manager or member of the Fund, the Adviser or the Sub-Adviser which makes any statement made in the Prospectus (or any amendment or supplement thereto) untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus (or any amendment or supplement thereto) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein (in light of the circumstances under which they were made) not misleading, if amending or supplementing the Prospectus (or any previous amendment or supplement thereto) to reflect such event or development would, in your opinion, materially adversely affect the market for the Energy Notes.

       (c) That you shall have received on the Closing Date an opinion of Chapman and Cutler LLP, special counsel for the Fund, dated the Closing Date and addressed to you, as the Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit A. In rendering its opinion, Chapman and Cutler LLP may rely, as to matters of Massachusetts law, upon the opinion of Bingham McCutchen LLP dated as of the date thereof.

       (d) That you shall have received on the Closing Date an opinion of Bingham McCutchen LLP, special counsel for the Fund, dated the Closing Date and addressed to you, as the Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit B.

       (e) That you shall have received on the Closing Date an opinion of Chapman and Cutler LLP, special counsel for the Adviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit C.

       (f) That you shall have received on the Closing Date an opinion of Jenner & Block LLP, special counsel for the Sub-Adviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit D.

       (g) That you shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated the Closing Date and addressed to you, as the Representatives of the several Underwriters, with respect to such matters as you may require and the Fund, the Adviser, the Sub-Adviser and their respective counsel shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

       (h) That you shall have received letters addressed to you, as the Representatives of the several Underwriters and dated each of the date hereof and the Closing Date from Deloitte & Touche LLP, independent certified public accountants, substantially in the form attached hereto as Exhibit F.

       (i) (i) No order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement to any of the foregoing) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Adviser or the Sub-Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, may be pending before or, to the knowledge of the Fund, the Adviser, the Sub-Adviser or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Representatives, (ii) there shall not have been any change in the capital stock of the Fund nor any increase in debt of the Fund from that set forth in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) and the Fund shall not have sustained any material liabilities or obligations, direct or contingent, other than those reflected in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them), (iii) since the date of the Prospectus there shall not have been any material, adverse change in the condition (financial or otherwise), business, properties, business prospects, net assets or results of operations, whether or not occurring in the ordinary course of business, of the Fund, the Adviser or the Sub-Adviser, (iv) none of the Fund, the Adviser or the Sub-Adviser shall have sustained any material loss or interference with their businesses from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) and (v) all of the representations and warranties of each of the Fund, the Adviser and the Sub-Adviser contained in this Agreement shall be true and correct on and as of the date hereof and as of the Closing Date as if made on and as of the Closing Date.

       (j) That none of the Fund, the Adviser or the Sub-Adviser shall have failed at performing or complying with, or prior to the Closing Date to have performed or complied with, any of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

       (k) The Energy Notes shall have been accorded a rating of "Aaa" by Moody's and "AAA" by Fitch, and letters and/or press releases to such effect, dated on or before the Closing Date, shall have been delivered to the Representatives.

       (l) As of the Closing Date, and assuming receipt of the net proceeds from the sale of Shares, the 1940 Act Energy Notes Asset Coverage and the Energy Notes Basic Maintenance Amount (each as defined in the Prospectus) each will be met.

       (m) That you shall have received on the Closing Date a certificate, dated such date, of each of the chief executive officer and chief financial officer of each of the Fund and the Adviser and of the president and chief operating officer of the Sub-Adviser certifying that (i) the signers have carefully examined the Registration Statement, the Prospectus (and any amendments or supplements to either of them) and this Agreement, (ii) the representations and warranties of the Fund (with respect to the certificates from such Fund officers) the representations and warranties of the Adviser (with respect to the certificates from such officers of the Adviser) and the representations and warranties of the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser) in this Agreement are true and correct on and as of the date of the certificate as if made on such date, (iii) since the date of the Prospectus (and any amendment or supplement thereto), there has not been any material, adverse change in the condition (financial or otherwise), business, properties, business prospects, net assets or results of operations, whether or not occurring in the ordinary course of business, of the Fund (with respect to the certificates from such Fund officers) or the Adviser (with respect to the certificates from such officers of the Adviser) or the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser), (iv) to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Energy Notes or having a material, adverse effect on the Fund (with respect to the certificates from such Fund officers) or the Adviser (with respect to the certificates from such officers of the Adviser) or the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser) has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official, (v) each of the Fund (with respect to certificates from such Fund officers), the Adviser (with respect to certificates from such officers of the Adviser) and the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser) has performed and complied with all agreements that this Agreement requires it to perform by such Closing Date, (vi) none of the Fund (with respect to the certificate from such officers of the Fund), the Adviser (with respect to the certificate from such officers of the Adviser) or the Sub-Adviser (with respect to the certificate from such officers of the Sub-Adviser) has sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement or the Prospectus and any amendment or supplement to either of them and (vii) with respect to the certificate from such officers of the Fund, there has not been any change in the capital stock of the Fund nor any increase in the debt of the Fund from that set forth in the Prospectus (or any amendment or supplement thereto) and the Fund has not sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (or any amendment or supplement thereto).

       (n) That the Fund, the Adviser and the Sub-Adviser shall have furnished to you such further letters, certificates and documents as you shall reasonably request (including certificates of officers of the Fund, the Adviser and the Sub-Adviser).

                  All such certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel acting in good faith.

                  Any certificate or document signed by any officer of the Fund, the Adviser or the Sub-Adviser and delivered to you, as the Representatives of the Underwriters or to Underwriters' counsel, shall be deemed a representation and warranty by the Fund, the Adviser or the Sub-Adviser to each Underwriter as to the statements made therein.

   11. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Energy Notes may commence, when the Registration Statement or such post-effective amendment has become effective. Until such time as this Agreement shall have become effective, it may be terminated by the Fund by notifying you, or by you by notifying the Fund (which shall, in turn, notify the Adviser and the Sub-Adviser; provided, however, that any failure by the Fund so to notify the effect of such termination notice by you to the
        Fund).

                  If any one or more of the Underwriters shall fail or refuse to purchase Energy Notes which it or they have agreed to purchase hereunder and the aggregate amount of Energy Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Energy Notes, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the aggregate amount of Energy Notes set forth opposite its name in Schedule I hereby bears to the aggregate amount of Energy Notes set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 7 of the Master Agreement Among Underwriters, to purchase Energy Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Energy Notes and the aggregate amount of Energy Notes with respect to which such default occurs is more than one-tenth of the aggregate amount of Energy Notes and arrangements satisfactory to you and the Fund for the purchase of such Energy Notes by one or more non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Fund. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect to any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Energy Notes which a defaulting Underwriter agreed, but failed or refused, to purchase.

                  Any notice under this Section 11 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

   12. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion without liability on the part of any Underwriter to the Fund or the Adviser by notice to the Fund or the Adviser if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National

        Market shall have been suspended or limited or minimum prices shall have been established, (ii) additional governmental restrictions not in force on the date of this Agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities shall have been declared by Federal or any state's authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial, economic, legal or regulatory conditions, occurs, the effect of which is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Energy Notes at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Energy Notes by the Underwriters. Notice of such termination may be given to the Fund, the Adviser or the Sub-Adviser by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

   13. Expenses. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Fund of its obligations hereunder: (a) the preparation, printing or reproduction, filing (including, without limitation, the filing or registration fees prescribed by the 1933 Act, the 1934 Act, the 1940 Act and the Rules and Regulations) and distribution of the Registration Statement (including exhibits thereto), the Prospectus, each Prepricing Prospectus and the 1940 Act Notification and all amendments or supplements to any of them, (b) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Prepricing Prospectus, any sales material (and all amendments or supplements to any of them) as may be reasonably requested for use in connection with the offering and sale of the Energy Notes,
        (c) the preparation, issuance and delivery of certificates (if any) for the Energy Notes, including stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Energy Notes to the Underwriters, (d) the registrations or qualifications of the Energy Notes for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification) not to exceed $3,000,
        (e) the fees and expenses of the Fund's independent accountants, counsel for the Fund and of the transfer agent, (f) the expenses of delivery to the Underwriters and dealers (including postage, air freight and the cost of counting and packaging) of copies of the Prospectus, the Prepricing Prospectus, any sales material and all amendments or supplements to the Prospectus as may be requested for use in connection with the offering and sale of the Energy Notes, (g) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, the preliminary and supplemental Blue Sky Memoranda and all other company-authorized agreements or other documents printed (or reproduced) and delivered in connection with the offering of the Energy Notes, (h) the filing fees and the fees and expenses of counsel for the Underwriters in connection with filings, if any, required to be made with the NASD and incurred with respect to the review of the offering of the Energy Notes and use of the sales materials by the NASD, (i) the transportation, lodging, graphics and other expenses related to the Fund's preparation for and participation in the roadshow, (j) fees charged by the securities rating agencies rating the Energy Notes, (k) the fees and expenses charged by the Depository Trust Company and its nominee and (k) the fees and expenses charged by Deutsche Bank National Trust Company, as Auction Agent with respect to the Shares.

                  Notwithstanding the foregoing, in the event that the sale of the Energy Notes is not consummated pursuant to this Agreement, the Adviser or the Sub-Adviser will pay the costs and expenses of the Fund set forth above in this Section 13(a) through (i), and reimbursements of Underwriter expenses in connection with the offering shall be made in accordance with Section 5(l) hereof.

   14. Miscellaneous. Except as otherwise provided in Sections 5, 11 and 12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Adviser, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attention: W. Scott Jardine, Esq., (b) if to the Sub-Adviser, 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, Attention: Joseph E. Gallagher, and (c) if to you, as Representatives of the Underwriters, at the office of A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Brian N. Hansen, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois 60606, Attention: Thomas A. Hale, Esq.

                  This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund, the Adviser, the Sub-Adviser, their trustees, directors, partners, officers, managers, members and the other controlling persons referred to in Section 9 hereof and their respective successors and assigns, to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Energy Notes in his status as such purchaser.

   15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

   16. Limitation of Liability. The Fund's Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's shareholders individually but are binding only upon the assets and property of the Fund.

         Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Adviser, the Sub-Adviser and the several Underwriters.

                                               Very truly yours,

                                               ENERGY INCOME AND GROWTH FUND



                                               By:_______________________
                                                  Title:



                                               FIRST TRUST ADVISORS L.P.



                                               By:_______________________
                                                  Title:


                                               FIDUCIARY ASSET MANAGEMENT, LLC



                                               By:_______________________
                                                  Title:

Confirmed as of the date
first above written on
behalf of themselves and the
other several Under-
writers named in Schedule
I hereto.


AS REPRESENTATIVE OF THE SEVERAL UNDERWRITERS


         A.G. EDWARDS & SONS, INC.

         By:      _________________________________
                  Title:

                        SCHEDULE I

Underwriter                            Amount of Energy Notes

--------------------------------------------------------------
A.G. Edwards & Sons, Inc.
--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------
Total

                                    EXHIBIT A

            FORM OF CHAPMAN AND CUTLER LLP OPINION REGARDING THE FUND

i. The Registration Statement and all post-effective amendments thereto, if any, are effective under the Act and no stop order with respect thereto has been issued and no proceeding for that purpose has been instituted or, to the best of our knowledge, is threatened by the Commission. Any filing of the Prospectus or any supplements thereto required under Rule 497 under the Act prior to the date hereof have been made in the manner and within the time required by such rule.

ii. The Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business as described in the Registration Statement and Prospectus (and any amendment or supplement thereto) requires such qualification; and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as described in the Prospectus, except where the failure to obtain such licenses, permits, consents, orders, approvals and other authorizations, either alone or in the aggregate, would not have a material adverse effect on the Fund. The Fund has no subsidiaries.

iii. The capitalization of the Fund conforms in all material respects to the description of them in the Prospectus under the caption "Capitalization" in the Prospectus.

iv. The Energy Notes have been duly authorized and, when issued, authenticated and delivered against payment therefor in accordance with this Agreement and the Indenture, will constitute valid and binding obligations of the Fund; and the Energy Notes conform in all material respects to the statements concerning them contained in the Prospectus and there are no restrictions upon the transfer of any of the Energy Notes pursuant to the Fund's Declaration of Trust or by-laws or any agreement or other instrument known to such counsel, except for the restrictions on transfer on the Energy Notes contained in the Auction Agreement;

v. The Fund is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company and all action under the Act and the Investment Company Act, as the case may be, necessary to make the public offering and consummate the sale of the Energy Notes as provided in the Underwriting Agreement has or will have been taken by the Fund.

vi. The Fund has full power to enter into each of this Underwriting Agreement, the Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement and the Auction Agreement (collectively, the "Fund Agreements") and the Indenture, and to perform all of the terms and provisions thereof to be carried out by it and (A) each Fund Agreement and the Indenture has been duly and validly authorized, executed and delivered by the Fund, (B) each Fund Agreement complies in all material respects with all applicable provisions of the Investment Company Act and the Advisers Act, as the case may be, and the Indenture complies in all material respects with all applicable provisions of the Trust Indenture Act and (C) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement and the Indenture constitutes the legal, valid and binding obligation of the Fund enforceable against the Fund in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) except as rights to indemnity thereunder may be limited by federal or state securities laws.

vii. None of (A) the execution and delivery by the Fund of the Fund Agreements or the Indenture, (B) the issue, sale and delivery by the Fund of the Energy Notes as contemplated by the Underwriting Agreement and the Indenture and (C) the performance by the Fund of its obligations under the Fund Agreements or the Indenture or consummation by the Fund of the other transactions contemplated by the Fund Agreements or the Indenture result in the creation or imposition of any lien, charge or encumbrance upon the assets of the Fund, conflicts with or will conflict with, or results or will result in a breach or violation of the Declaration of Trust or the By-laws of the Fund or any agreement or instrument to which the Fund is a party or by which the Fund is bound that is filed as an exhibit to the Registration Statement, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Fund and known to us, except that we express no opinion as to the securities or "blue sky" laws applicable in connection with the purchase and distribution of the Energy Notes by the Underwriters pursuant to the Underwriting Agreement.

viii. No consent, approval, authorization or order of any court (to our knowledge) or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements and the Indenture, except such as (A) have been obtained under the federal securities laws and (B) may be required under state securities or "blue sky" laws in connection with the purchase and distribution of the Energy Notes by the Underwriters pursuant to the Underwriting Agreement.

ix. The Fund is not (i) in violation of its Declaration of Trust or by-laws,
(ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or
(iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), such defaults, events, violations or failures that either alone or in the aggregate, would not have a material adverse effect on the Fund.

x. There are no contracts or other documents which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the 1940 Act, the Trust Indenture Act or by the Rules and Regulations which have not been described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement;

xi. There are no legal or governmental proceeding pending or, to our knowledge, threatened against the Fund.

xii. The section in the Prospectus entitled "Certain Federal Income Tax Matters" and the section in the Statement of Additional Information entitled "Certain Federal Income Tax Matters" is a fair and accurate summary of the principal United States federal income tax rules currently in effect applicable to the Fund and to the purchase, ownership and disposition of the Energy Notes, subject to the qualifications therein.

xiii. The Registration Statement (except the financial statements and schedules including the notes and schedules thereto, and other financial or accounting data included therein or omitted therefrom, as to which we express no view), at the time it became effective, the Prospectus (except as aforesaid), as of the date thereof, the Fund Agreements and the Indenture complied as to form in all material respects to the requirements of the Act, the Investment Company Act and the Trust Indenture Act.

While we have not checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, except to the limited extent set forth in paragraph (xiii) above, in the course of our review of the contents of the Registration Statement and the Prospectus with certain officers and employees of the Fund and the Fund's independent accountants, no facts have come to our attention that cause us to believe that the Registration Statement, at the time it became effective (but after giving effect to any changes incorporated pursuant to Rule 430A under the Act), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein), or that the Prospectus, as of the date it was filed with the Commission pursuant to Rule 497 under the Act and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein).

                                    EXHIBIT B

            FORM OF BINGHAM MCCUTCHEN LLP OPINION REGARDING THE FUND

i. The Fund has been formed under its Declaration of Trust and is validly existing under the laws of The Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust", is in good standing with the office of the Secretary of the Commonwealth of Massachusetts and has full power to conduct all the activities conducted by it, to own or lease all assets owned (or to be owned) or leased (or to be leased) by it and to conduct its business, all as described in the Registration Statement and Prospectus.

ii. The Fund has an authorized capitalization as set forth in the Registration Statement and the Prospectus (or any amendment or supplement thereto through the date of the opinion). The Energy Notes to be issued and delivered to and paid for by the Underwriters in accordance with the Underwriting Agreement against payment therefor as provided by the Underwriting Agreement have been duly authorized.

iii. Except as described in the Prospectus under the heading "Certain Provisions in the Declaration of Trust" no person is entitled to any preemptive or other similar rights with respect to the Energy Notes under the Declaration of Trust or By-Laws of the Fund or Massachusetts law or, to counsel's knowledge, otherwise; except for the restrictions on transfer of the Energy Notes contained in the Auction Agreement.

                                    EXHIBIT C

          FORM OF CHAPMAN AND CUTLER LLP OPINION REGARDING THE ADVISER

i. The Adviser has been duly formed and is validly existing as a limited partnership under the laws of its jurisdiction of incorporation with full power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Advisory Agreement and the Sub-Advisory Agreement (collectively, the "Adviser Agreements).

ii. The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Fund as contemplated by the Advisory Agreement, the Registration Statement and the Prospectus.

iii. The Adviser has full power and authority to enter into each of the Adviser Agreements and to carry out all the terms and provisions thereof to be carried out by it, and each of the Adviser Agreements has been duly and validly authorized, executed and delivered by the Adviser; each Adviser Agreement complies in all material respects with all provisions of the Investment Company Act and the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each Adviser Agreement constitutes a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) except as rights to indemnity thereunder may be limited by federal or state securities laws.

iv. Neither (A) the execution and delivery by the Adviser of any Adviser Agreement nor (B) the consummation by the Adviser of the transactions contemplated by, or the performance of its obligations under any Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the organizational documents or by-laws of the Adviser or any agreement or instrument to which the Adviser is a party or by which the Adviser is bound, or any federal or Illinois law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Adviser and known to us, except in each case for such conflicts or breaches which do not, either alone or in the aggregate, have a material adverse effect on the Adviser's ability to perform its obligations under the Adviser Agreements.

v. No consent, approval, authorization or order of any court (to our knowledge), governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Adviser of its obligations under, any Adviser Agreement, except (i) such as have been obtained under the federal securities laws and (ii) may be required under state securities or "blue sky" laws, in connection with the purchase and distribution of the Energy Notes by the Underwriters pursuant to the Underwriting Agreement.

vii. To our knowledge, there is no legal or governmental proceeding pending or threatened against the Adviser that is either (i) required to be described in the Registration Statement or Prospectus that is not already described or (ii) which would, under Section 9 of the Investment Company Act, make the Adviser ineligible to act as the Fund's investment adviser.

         We have not checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus. We have participated in conferences with representatives of the Adviser at which the contents of the Registration Statements and Prospectus were discussed. No facts have come to our attention that cause us to believe that the description of the Adviser and its business, and the statements attributable to the Adviser, in the Registration Statement, at the time it became effective (but after giving effect to any changes incorporated pursuant to Rule 430A under the
Act), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein), or that the description of the Adviser and its business, and the statements attributable to the Adviser, in the

Prospectus, as of the date it was filed with the Commission pursuant to Rule 497 under the Act and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein).

                                    EXHIBIT D

           FORM OF OPINION OF JENNER & BLOCK REGARDING THE SUB-ADVISER

(1) The Company is validly existing and in good standing as a limited liability company under the laws of its jurisdiction of organization with full limited liability company power and authority to conduct its business on behalf of the Fund as described in the Registration Statement and to enter into and perform its obligations under the Underwriting Agreement and the Sub-Advisory Agreement.

(2) The Company is registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Fund as contemplated by the Sub-Advisory Agreement, the Registration Statement and the Prospectus.

(3) The Company has full power and authority to enter into each of the Underwriting Agreement and the Sub-Advisory Agreement (collectively, the "Sub-Adviser Agreements") and to carry out all the terms and provisions thereof to be carried out by it. Each of the Sub-Adviser Agreements has been duly and validly authorized, executed and delivered by the Sub-Adviser; complies in all material respects with the applicable provisions of the Investment Company Act and the Advisers Act; and, assuming due authorization, execution and delivery by the other parties thereto, the Sub-Adviser Agreements each constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The opinions regarding enforceability in this Paragraph (3) are qualified by any limitations imposed by any applicable bankruptcy, insolvency, fraudulent conveyance, moratorium or other similar laws affecting the validity or enforcement of creditors rights generally and the effect of general principles of equity and public policy (regardless of whether considered in a proceeding in equity or at law) and, without limiting the foregoing, to the extent that rights to indemnity under such agreements may be limited by federal or state securities laws.

(4) Neither (A) the execution and delivery by the Company of the Underwriting Agreement or the Sub-Advisory Agreement nor (B) the consummation by the Company of the transactions contemplated by, or the performance of its obligations under the Underwriting Agreement or the Sub-Advisory Agreement conflicts or will conflict with, or results or will result in a breach of, the Amended and Restated Limited Liability Company Agreement of the Company or any the specified agreements or instruments that are specifically identified in Exhibit D to the Support Certificate attached hereto in Annex I (which are specifically identified as those agreements or instruments to which the Company is a party or by which the Company is bound that are material to the Company in its ability to perform its obligations under the Sub-Adviser Agreements), or any federal or Illinois law, or rule or regulation covered by this opinion, or any of the specified orders of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, binding upon the Company specifically identified in Exhibit E to the Support Certificate attached hereto as Annex I (which are specifically identified as those orders to which the Company is named party or by which the Company is bound that are material to the Company in its ability to perform its obligations under the Sub-Advisor Agreements).

(5) No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required to be obtained by the Company for the consummation by the Company of the transactions contemplated in, or the performance by the Company of its obligations under, the Underwriting Agreement and the Sub-Advisory Agreement.

(6) To our knowledge, there is no legal or governmental proceeding pending or threatened against the Company that is either (i) required to be described in the Registration Statement or Prospectus that is not already described or such that without such description the Registration Statement or Prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in any material respect or (ii) which would, under Section 9 of the Investment Company Act, make the Company ineligible to act as the Fund's investment adviser.

         We have not checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus. We have participated in conferences with representatives of the Company at which the contents of the Registration Statements and Prospectus were discussed. No facts have come to our attention that cause us to believe that the description of the Company and its business, and the statements attributable to the Company, in the Registration Statement, at the time it became effective (but after giving effect to any changes incorporated pursuant to Rule 430A under the
Act), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein), or that the description of the Company and its business, and the statements attributable to the Company, in the Prospectus, as of the date it was filed with the Commission pursuant to Rule 497 under the Act and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein).